Exhibit 99.1

NEWS RELEASE

Lincoln Financial Group and Jefferson Pilot Complete Merger

Merger Creates Market-Leading Positions in Core Businesses and a Powerful National Distribution Network for Financial Products

Continued Growth and Significant Cost Savings Expected to Generate Excellent Value for Shareholders

Company Enters into a $500 million Accelerated Stock Buyback Program

PHILADELPHIA, PA, April 3, 2006 - Lincoln National Corporation (NYSE: LNC) completed its merger with Jefferson-Pilot Corporation today. The merged company, operating under the brand name Lincoln Financial Group, continues to be listed on the New York Stock Exchange as “LNC.”

Lincoln Financial is a premier provider of life insurance, annuity, retirement income security and investment products and services, supported by top-tier retail and wholesale distribution platforms. The company provides a broad range of industry-leading financial and insurance products and services to millions of individuals, families and employers across the country.

"We are pleased and excited to welcome our Jefferson Pilot colleagues, clients and shareholders as we join forces to help families and businesses achieve their financial goals," said Jon Boscia, Chairman and CEO of Lincoln Financial Group. “Lincoln Financial now has superior size and scale, a comprehensive and balanced product portfolio, greater distribution penetration and geographic, market and earnings diversity - in short, the company is extremely well-positioned for even greater growth in the financial services marketplace.”

“We have long had a focus on wealth accumulation, protection and enjoyment,” Boscia continued. “As baby boomers continue to mature, opportunities in the retirement income segment become even more attractive. Our expanded capabilities today mean that we are even better situated to help baby boomers plan for a more active, meaningful retirement.”

Dennis Glass, former president and CEO of Jefferson Pilot and now president and chief operating officer for Lincoln Financial, stated, "The strengths of Jefferson Pilot are combining with those of Lincoln Financial to solidify the company’s leadership position in the financial services arena. We will build on our combined heritage of growth, strong performance and outstanding customer service to support our clients, employees, shareholders and communities. Lincoln Financial and Jefferson Pilot each bring more than 100 years of tradition in providing protection and capital appreciation for American families and businesses. The merged company will continue to embrace these traditions."

Creating a Powerful Financial Services Company

Lincoln Financial has one of the nation’s most powerful financial services distribution forces with critical mass in the life insurance, annuity and investment product marketplace. The company also has a multi-channel distribution reach that includes affiliated planners and agents, independent registered representatives, independent marketing organizations, financial institutions and wirehouse/regional broker-dealers.

A Fortune 500 company, Lincoln Financial is ranked #1 in the industry for universal life product salesi and is one of the country’s largest public life insurance companies. Across all product lines, Lincoln Financial now ranks among the industry leaders:

#2 in total life sales[i] #1 in UL sales[i] #5 in VUL sales[i] #5 in VA salesii	#9 in equity indexed annuity salesiii #5 in group disability salesiv #12 in group life sales[v] #7 in employer sponsored (DC/retirement plan assets)vi

The merger combines the strengths of Lincoln Financial and Jefferson Pilot to create a robust, balanced and diverse product portfolio of fixed and variable universal life, fixed and equity indexed annuities, variable annuities, 401(k) and 403(b) offerings, and group life, disability and dental insurance products.  The product lines will remain distinct during 2006 and will be combined in 2007. "Operationally and in terms of our business focus, this is a great fit,” Boscia commented. “We look forward to maximizing opportunities now that we are one."

The company also includes Delaware Investments, the investment management organization; Lincoln Financial Media (formerly the Jefferson-Pilot Communication Company - JPCC), which owns and operates three television stations, 18 radio stations, and the Lincoln Financial Sports production and syndication business; and Lincoln UK.

Delivering Significant Value to Shareholders Through Synergies and Growth

In October 2005, Lincoln Financial announced its expectation for approximately $180 million of annualized, pre-tax cost savings by the third anniversary of the merger. These savings will come from greater efficiencies in shared services, the consolidation of corporate functions, and reductions in business unit costs. The company also announced one-time implementation costs associated with the integration of approximately $180 million, pre-tax, over the next three years. The company now expects a substantial portion of the expenses to be incurred in 2008. Management will provide updates to merger related expense savings and integration costs during its regularly scheduled earnings calls.

Revenue enhancement opportunities are expected across business units through leveraging the diverse distribution strengths of the combined company. In addition, Lincoln Financial expects to benefit from strong earnings diversification fueled by a stable earnings base with an attractive platform for growth.

Highly Experienced Management Team

The senior leadership team combines key talent from both companies. (See the accompanying Merger Fact Sheet for more information on the company’s senior management or visit www.lfgjpmerger.com.) Both Boscia and Glass are members of a blended 15-person board of directors.

Teams were formed shortly after the merger and continue to work on integration activities. “Our integration plans are largely developed and we expect to begin implementation now that the transaction has closed,” Glass stated. “We all want to take advantage of the companies’ synergies as quickly as possible."

Community Impact

Lincoln Financial is headquartered in Philadelphia. Greensboro, NC, will be the center of operations for life insurance for the combined company, and Fort Wayne, IN, will be the center for annuity operations. Significant operations will continue in the company’s existing locations in Concord, NH; Hartford, CT; Omaha, NE; and Charlotte, NC.

Both companies have an outstanding history of community involvement and investment. Continuing this tradition, Lincoln Financial will maintain 2006 charitable contributions in each city with significant company operations. With input from employees and the local community, the Lincoln Financial Group Foundation will begin 2007 planning before the end of the second quarter of 2006.

Further details about this merger, including a fact sheet, are available on the web at www.lfgjpmerger.com.

Accelerated Stock Buyback Program

Today, Lincoln also agreed to purchase shares of its common stock from a third party broker-dealer, using an accelerated stock buyback program for an aggregate purchase price of $500 million. The number of shares to be repurchased under the program will be based on the volume weighted average share price of Lincoln’s common stock over the program’s duration, subject to a minimum and maximum number of shares. Lincoln remains authorized to repurchase up to an additional $1.32 billion of its securities.

More information about the accelerated share buyback program can be found in our current report on Form 8-K being filed today with the SEC.

About Lincoln Financial Group
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of $125 billion as of December 31, 2005, and had annual consolidated revenues of $5.5 billion in 2005. Beginning the second quarter of 2006, the company will offer: annuities; life, group life and disability insurance; 401(k) and 403(b) plans; savings plans; mutual funds; managed accounts; institutional investments; and comprehensive financial planning and advisory services. Individual products and services are distributed primarily through brokers, planners, agents and other intermediaries with wholesaling and marketing support provided by Lincoln Financial Distributors. Group products and services are distributed primarily through employee benefit brokers, advisors, third party administrators and other employee benefit firms. Lincoln Financial Advisors offers Lincoln and non-proprietary products and advisory services through a national network of financial planners, agents, and registered representatives. Other affiliates include: Delaware Investments, the marketing name for Delaware Management Holdings, Inc. and its subsidiaries; Lincoln Financial Media, which owns and operates three television stations, 18 radio stations, and the Lincoln Financial Sports production and syndication business; and Lincoln UK. For more information please visit www.LFG.com.

Forward-Looking Statements—Cautionary Language

This document may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. You can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining our actual future results. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Among factors that could cause actual results to differ materially are:

•
Problems arising with the ability to successfully integrate our and Jefferson-Pilot Corporation’s (“Jefferson-Pilot”) businesses, which may affect our ability to operate as effectively and efficiently as expected or to achieve the expected synergies from the merger or to achieve such synergies within our expected timeframe;

•
Legislative, regulatory or tax changes, both domestic and foreign, that affect the cost of, or demand for, our products, the required amount of reserves and/or surplus, or otherwise affect our ability to conduct business, including changes to statutory reserves and/or risk-based capital requirements related to secondary guarantees under universal life and variable annuity products such as Actuarial Guideline 38; restrictions on revenue sharing and 12b-1 payments; and the potential for U.S. Federal tax reform;

•
The initiation of legal or regulatory proceedings against LNC or its subsidiaries and the outcome of any legal or regulatory proceedings, such as: (a) adverse actions related to present or past business practices common in businesses in which LNC and its subsidiaries compete; (b) adverse decisions in significant actions including, but not limited to, actions brought by federal and state authorities, and extra-contractual and class action damage cases; (c) new decisions that result in changes in law; and (d) unexpected trial court rulings;

•	Changes in interest rates causing a reduction of investment income, the margins of our fixed annuity and life insurance businesses and demand for our products;

•
A decline in the equity markets causing a reduction in the sales of our products, a reduction of asset fees that LNC charges on various investment and insurance products, an acceleration of amortization of deferred acquisition costs (“DAC”), the value of business acquired (“VOBA”), deferred sales inducements (“DSI”) and deferred front-end loads (“DFEL”) and an increase in liabilities related to guaranteed benefit features of our variable annuity products;

•	Ineffectiveness of our various hedging strategies used to offset the impact of declines in the equity markets;

•
A deviation in actual experience regarding future persistency, mortality, morbidity, interest rates or equity market returns from our assumptions used in pricing our products, in establishing related insurance reserves, and in the amortization of intangibles that may result in an increase in reserves and a decrease in net income;

•	Changes in accounting principles generally accepted in the U.S. (“GAAP”) that may result in unanticipated changes to our net income;

•
Lowering of one or more of our debt ratings issued by nationally recognized statistical rating organizations, and the adverse impact such action may have on our ability to raise capital and on our liquidity and financial condition;

•
Lowering of one or more of the insurer financial strength ratings of our insurance subsidiaries, and the adverse impact such action may have on the premium writings, policy retention, and profitability of our insurance subsidiaries;

•
Significant credit, accounting, fraud or corporate governance issues that may adversely affect the value of certain investments in the portfolios of our companies requiring that LNC realize losses on such investments;

•
The impact of acquisitions and divestitures, restructurings, product withdrawals and other unusual items, including our ability to integrate acquisitions and to obtain the anticipated results and synergies from acquisitions;

•	The adequacy and collectibility of reinsurance that we have purchased;

•	Acts of terrorism or war that may adversely affect our businesses and the cost and availability of reinsurance;

•	Competitive conditions, including pricing pressures, new product offerings and the emergence of new competitors, that may affect the level of premiums and fees that we can charge for our products;

•	The unknown impact on our business resulting from changes in the demographics of our client base, as aging baby-boomers move from the asset-accumulation stage to the asset-distribution stage of life;

•	Loss of key management, portfolio managers in the Investment Management segment, financial planners or wholesalers; and

•
Changes in general economic or business conditions, both domestic and foreign, that may be less favorable than expected and may affect foreign exchange rates, premium levels, claims experience, the level of pension benefit costs and funding, and investment results.

The risks included here are not exhaustive. We describe these risks and uncertainties in greater detail under the caption “Risk Factors” below and in our recent Forms 10-K and 8-K and other documents filed with the Securities and Exchange Commission (the “SEC”). Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors.

Further, it is not possible to assess the impact of all risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, we disclaim any current intention to update any forward-looking statements to reflect events or circumstances that occur after the date of this document.

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[i]	LIMRA - ranked by annualized YTD 4Q05 premium dollars
ii	VARDS - ranked by 2005 new sales
iii	LIMRA - ranked by 2005 new sales
iv	LIMRA - ranked by 2005 new sales
[v]	LIMRA - ranked by YTD 3Q05 new sales
vi	Pension and Investments, November 2005 - Public life insurers ranked by assets